FOR IMMEDIATE RELEASE
                                                            November 16, 2000


                         POINT WEST CAPITAL CORPORATION
                         ------------------------------
                         ANNOUNCES THIRD QUARTER RESULTS
                         -------------------------------
                             AND FINANCIAL CONDITION
                             -----------------------



         SAN  FRANCISCO  -- (November  16, 2000) Point West Capital  Corporation

(Nasdaq  Symbol:  PWCC) today  reported the  following:  (Dollars in  thousands,

except per share amounts)




                                                           Three Months Ended                     Nine Months Ended

                                                              September 30,                          September 30,

                                                     2000                 1999                 2000                 1999
                                            -------------------- -------------------- -------------------- --------------------



  (Loss) gain before extraordinary gain
                                            $  (4,724)           $    4,163           $  (8,151)           $    5,421
                                            -------------------- -------------------- -------------------- --------------------

  Net (loss) income                         $  (4,724)           $    4,163           $  (6,909)           $    5,421
                                            -------------------- -------------------- -------------------- --------------------

  (Loss) income
    per share
    before extraordinary gain:
                                            -------------------- -------------------- -------------------- --------------------

    Basic                                   $(1.41) (1)          $  1.24 (2)          $(2.43) (4)          $  1.63 (5)
                                            -------------------- -------------------- -------------------- --------------------

    Diluted                                 $(1.41) (1)          $  1.17 (3)          $(2.43) (4)          $  1.49 (6)
                                            -------------------- -------------------- -------------------- --------------------

  Net (loss) income per share:
                                            -------------------- -------------------- -------------------- --------------------

    Basic                                   $(1.41) (1)          $  1.24 (2)          $(2.06) (4)          $  1.63 (5)
                                            -------------------- -------------------- -------------------- --------------------

    Diluted                                 $(1.41) (1)          $  1.17 (3)          $(2.06) (4)          $  1.49 (6)
                                            -------------------- -------------------- -------------------- --------------------


(1)      Based on 3,352,624 weighted-average shares of common stock outstanding.
(2)      Based on 3,350,624 weighted-average shares of common stock outstanding.
(3)      Based on 3,549,536 weighted-average shares of common stock outstanding.
(4)      Based on 3,352,504 weighted-average shares of common stock outstanding.
(5)      Based on 3,321,888 weighted-average shares of common stock outstanding.
(6)      Based on 3,648,029 weighted-average shares of common stock outstanding.



         The net loss for the three and nine months ended  September 30, 2000 is primarily  attributable to a net loss on securities held by Point West Ventures,

which makes loans to and invests in small businesses.  During the three and nine months ended September 30,

2000, Ventures  wrote-down or wrote-off  investments in nine different companies in the  aggregate  amount of $2.7 million and $7.4  million,  respectively.  The write-downs or write-offs were a result of deterioration of growth prospects for some  companies and the  uncertainty  that such  companies will be able to raise additional capital in light of the market downturn related to Internet and other technology stocks.

         In  addition,   during  the  nine  months  ended  September  30,  2000,

Allegiance  recorded a $1.3 million loss incurred in  connection  with a loan it previously  held,  which was the subject of litigation  and settled in the third quarter of 2000.

         The nine  months  ended  September  30,  2000  reflects a $1.2  million extraordinary  gain on a troubled  debt  restructuring,  net of income  taxes of

$822,000, recognized during the first quarter of 2000 in connection with Dignity

Partners  Funding  Corp.  I,  the  Company's  wholly-owned  viatical  settlement subsidiary.

         The Company also  reported  that,  at  September 30, 2000,   Allegiance

Capital,  which makes loans to funeral  home and cemetery  owners,  had 23 loans outstanding in the aggregate  principal  amount of $33.8  million,  all of which bear interest at a fixed rate. This amount is down from 24 loans  outstanding in the aggregate principal amount of $36.0 million at June 30, 2000.

         At  September  30,  2000,   Point  West  Ventures  had   non-marketable

securities  carried  at an  aggregate  cost  of  $13.2  million  and  investment securities (available-for-sale) carried at fair value in the aggregate amount of

$413,000.  These amounts are down from  non-marketable  securities carried at an aggregate cost of $13.8 million and investment  securities  (available-for-sale)

carried at fair value in the aggregate  amount of $1.2 million at June 30, 2000.

At

September   30,  2000,  Point  West  Capital  (the  parent   company)  had non-

marketable securities carried at an aggregate cost of $939,000.

         Point West Capital and three other individuals formed  SocietyPool.com,

LLC  ("SocietyPool")  in May 2000 to develop and pursue a new financial product.

One  of  those  individuals  was  a  special  consultant  (the  "Former  Special

Consultant")  and one was the chief  executive  officer  (the  "Former  CEO") of

SocietyPool.  Point West Capital is currently  involved in  litigation  with the

Former Special Consultant and Former CEO regarding the control and management of

SocietyPool  and its assets and whether  certain  actions of Point West  Capital constituted constructive termination of the Former CEO's employment.

         The Former CEO and Former Special  Consultant  have asserted that Point

West  Capital  ceased  being the  manager  of  SocietyPool  and that  Point West

Capital's  voting and economic  interests in SocietyPool were reduced to 15.67%.

They have further  alleged that they are the majority  owners of SocietyPool and that one is the manager of SocietyPool. They then filed a petition in bankruptcy court on behalf of  SocietyPool  in September  2000.  Point West Capital filed a motion to dismiss the  bankruptcy  petition,  which is  scheduled to be heard in

November 2000.  Management of Point West Capital believes that the claims of the other two  members of  SocietyPool  are  without  merit and that the  bankruptcy petition was fraudulently filed.

         Point West Capital is a specialty  financial services company.  Further information  regarding  the  Company,  its results of  operations  and the other matters  discussed in this press release is contained in the Company's Form 10-Q for the quarterly  period ended September 30, 2000 filed with the Securities and

Exchange Commission on November 16, 2000.

         The following is summary balance sheet  information as of September 30,

2000:

         Cash and cash equivalents...................................$6,752,192

         Restricted cash...............................................$572,335

         Investment Securities -- available-for-sale...................$467,759

         Loans receivable, net of unearned income of

             $541,624 and net of an allowance for loan

             losses of $175,000 ....................................$32,863,906

         Purchased life insurance policies..........................$30,653,603

         Non-marketable securities..................................$14,089,851

         Total assets...............................................$90,502,806

         Revolving certificates......................................$4,900,607

         Term certificates..........................................$24,066,213

         Securitized notes payable..................................$35,749,202

         Debenture payable...........................................$6,500,000

         Total liabilities..........................................$72,142,577

         Accumulated comprehensive loss, net of tax..................$(177,497)

         Accumulated deficit.......................................$(8,723,842)

         Total stockholders' equity.................................$18,360,229

 (KEYWORD CALIFORNIA AND INDUSTRY KEYWORD: SPECIALTY FINANCE EARNINGS).


CONTACTS:  POINT WEST CAPITAL CORPORATION, SAN FRANCISCO.
           Alan B. Perper, 415/394-9467